Consolidated Statements of Changes in Shareholders' Equity (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2024	Sep. 30, 2023	Sep. 30, 2022
Cash dividends declared per ordinary share	$ 1.872	$ 1.7	$ 1.545
Net unrealized (losses) gains on cash flow hedges, net of tax	$ 3,037	$ (34,677)	$ (46,580)
Unrealized loss on short-term interest-bearing investments, net of tax	(5,238)	(16,203)	(22,797)
Unrealized loss on defined benefit plan, net of tax	$ (2,209)	$ (2,392)	$ (3,099)